EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with this quarterly report on Form 10-QSB of Cortelco Systems Puerto Rico, Inc. (“Registrant”) for the three months ended April 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Juan Carlos Ramos, Chief Executive Officer, and Francisco Sanchez, Chief Financial Officer of Registrant, hereby certify, that:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: June 14, 2007	/s/ Juan Carlos Ramos Juan Carlos Ramos Chief Executive Officer /s/ Francisco Sanchez Francisco Sanchez Chief Financial Officer

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